UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2024

Ziff Davis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

114 5th Avenue, 15th Floor New York, New York 10011

(Address of principal executive offices)

(212) 503-3500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

In connection with the Exchange (as defined below) and in light of the timing of the Exchange relative to the completion of Ziff Davis Inc.’s (“we,” or the “Company”) second quarter of 2024, we provided the transaction participants with a preliminary business and financial update, including that a number of the Company’s businesses experienced headwinds during the second quarter of 2024 and, while the second quarter 2024 results are not final, we currently believe that certain of our second quarter financial results will be below Wall Street research analyst consensus estimates.

The information provided in this Item 7.01 is preliminary and subject to adjustment as we complete our quarter-end financial close process, the preparation of our financial statements for the second quarter of 2024, and our auditors complete their quarterly review process. The Company plans to provide second quarter 2024 financial results in early August 2024.

The information in this Item 7.01 of this Current Report on Form 8-K is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as otherwise expressly set forth therein.

Item 8.01.	Other Events.

On July 10, 2024, the Company issued a press release announcing that the Company entered into separate, privately negotiated exchange agreements (the “Exchange Agreements”) with a limited number of holders (the “Holders”) to exchange (the “Exchange”) approximately $401 million in aggregate principal amount of the Company’s 1.75% Convertible Senior Notes due 2026 (the Existing Notes”) for (i) approximately $263 million in aggregate principal amount of new 3.625% Convertible Senior Notes due 2028 (the “New Notes”) and (ii) an aggregate of $135 million in cash. Participating Holders are qualified institutional buyers pursuant to Rule 144A under the Securities Act and/or institutional accredited investors. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Neither this Current Report on Form 8-K nor the press release constitutes an offer to sell, or the solicitation of an offer to buy, the Existing Notes, the New Notes or the Company’s common stock, if any, issuable upon conversion of the New Notes. These securities have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the U.S. or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

Forward-looking Statements

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Form 8-K are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding the preliminary business and financial results for the second quarter of 2024 and the completion of the Exchange. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks, and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include market conditions, the completion of the Company’s quarterly close process, the satisfaction of certain closing conditions related to the Exchange, and among other items: the Company’s ability to grow advertising, licensing, and subscription revenues, profitability, and cash flows, particularly in light of an uncertain U.S. or worldwide economy, including the possibility of economic downturn or recession; the Company’s ability to make interest and debt payments; the Company’s ability to identify, close, and successfully transition acquisitions; customer growth and retention; the Company’s ability to create compelling content; its reliance on third-party platforms; the threat of content piracy and developments related to artificial intelligence; increased competition and rapid technological changes; variability of the Company’s revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of losing critical third-party vendors or key personnel; the risks associated with fraudulent activity, system failure, or a security breach;

risks related to the Company’s ability to adhere to its internal controls and procedures; the risk of adverse changes in the U.S. or international regulatory environments, including but not limited to the imposition or increase of taxes or regulatory-related fees; the risks related to supply chain disruptions, inflationary conditions, and rising interest rates; the risk of liability for legal and other claims; and the numerous other factors set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting the Company, refer to its most recent Annual Report on Form 10-K and the other reports filed by the Company from time-to-time with the SEC, each of which is available at www.sec.gov. The Company may not consummate the Exchange as described herein. The forward-looking statements included in this Form 8-K speak only as of the date of this Form 8-K, and the Company undertakes no obligation to revise or update these statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated July 10, 2024

Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2024	ZIFF DAVIS, INC.

	By:	/s/ Jeremy Rossen
	Name:	Jeremy Rossen
	Title:	Executive Vice President, General Counsel and Secretary